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                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            OTHER REPORTING PERSON(S)

1.   CARDINAL INVESTMENT COMPANY, INC. PROFIT SHARING PLAN

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ITEM                                                                     INFORMATION

Name:                                               Cardinal Investment Company, Inc. Profit Sharing Plan

Address:                                            500 Crescent Court, Suite 250, Dallas, Texas 75201

Designated Filer:                                   CPMG, Inc.

Date of Event Requiring Statement
(Month/Day/Year):                                   August 7, 2006

Issuer Name and Ticker or Trading Symbol:           Genitope Corporation [GTOP]

Relationship of Reporting Person(s) to Issuer:      10% Owner

If Amendment, Date Original Filed
(Month/Day/Year):                                   NA

Individual or Joint/Group Filing:                   Form filed by More than One Reporting Person

Signature:

                                                    By:     /s/ Debbie Crady
                                                            ------------------------------------
                                                    Name:   Debbie Crady
                                                    Title:  Vice President
                                                    Date:   August 10, 2006
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2.   EDWARD W. ROSE III

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ITEM                                                                         INFORMATION
Name:                                               Edward W. Rose III

Address:                                            500 Crescent Court, Suite 250, Dallas, Texas 75201


Designated Filer:                                   CPMG, Inc.

Date of Event Requiring Statement
(Month/Day/Year):                                   August 7, 2006

Issuer Name and Ticker or Trading Symbol:           Genitope Corporation [GTOP]

Relationship of Reporting Person(s) to Issuer:      10% Owner

If Amendment, Date Original Filed
(Month/Day/Year):                                   NA

Individual or Joint/Group Filing:                   Form filed by More than One Reporting Person

Signature:

                                                    By:      /s/ Debbie Crady
                                                             ------------------------------------------
                                                    Name:    Debbie Crady
                                                    Title:   Attorney-in-Fact
                                                    Date:    August 10, 2006
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